UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2023

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 East Windrose Drive, Suite 200 Phoenix, AZ (Address of principal executive offices)	85032 (Zip Code)

(623) 445-9500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	UTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
☐ Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Universal Technical Institute, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on March 2, 2023. At the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 17, 2023. The voting results for each of the proposals are set forth below.

Proposal 1: The stockholders elected each of the four nominees as Class I Directors to serve a three-year term ending in 2026, or until the Director’s successor is duly elected and qualified, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Blaszkiewicz	21,573,417	229,690	3,247,637	2,540,153
Robert T. DeVincenzi	22,907,102	1,432,872	710,770	2,540,153
Jerome A. Grant	24,188,012	150,481	712,251	2,540,153
Shannon Okinaka	24,919,303	127,676	3,765	2,540,153

Proposal 2: The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending September 30, 2023 as follows:

Audit Firm	Votes For	Votes Against	Abstentions
Deloitte & Touche LLP	27,485,910	8,028	96,959

Proposal 3: The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,390,700	2,636,624	23,420	2,540,153

Proposal 4: The stockholders approved, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers as follows:

Votes For
One Year:	23,091,922
Two Years:	36,908
Three Years:	1,912,502
Abstentions:	9,412

Based on the results of this advisory vote, and consistent with the recommendation of the Board of Directors (the “Board”) of the Company, the Board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

Dated:	March 7, 2023	By:	/s/ Christopher Kevane
		Name:	Christopher Kevane
		Title:	Senior Vice President and Chief Legal Officer